                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                                  ZONAGEN, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      2)    Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

      4)    Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

      5)    Total fee paid:
            ____________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                                  ZONAGEN, INC.
                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380

                                               August 27, 2004

TO OUR STOCKHOLDERS:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Zonagen, Inc. to be held on Wednesday, September 29, 2004, at 1:00 p.m., Eastern Standard Time, at the Marriott New York East Side Hotel, 525 Lexington Avenue, New York, New York. A Notice of the Annual Meeting, Proxy Statement and form of Proxy are enclosed with this letter.

      We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in the Company's business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope. WE URGE YOU TO VOTE REGARDLESS OF WHETHER YOU INTEND TO TENDER YOUR SHARES SO THAT WE MAY ENSURE THAT A QUORUM IS PRESENT FOR THE ANNUAL MEETING.

      We look forward to seeing you on September 29, 2004.

                                   Sincerely,

                                   /s/ Joseph S. Podolski

                                   Joseph S. Podolski
                                   President and Chief Executive Officer

                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                          TO BE HELD SEPTEMBER 29, 2004

To the Stockholders of Zonagen, Inc.:

      The Annual Meeting of Stockholders (the "Annual Meeting") of Zonagen, Inc. (the "Company") will be held on Wednesday, September 29, 2004, at 1:00 p.m., Eastern Standard Time, at the Marriott New York East Side Hotel, 525 Lexington Avenue, New York, New York, for the following purposes:

            1. To elect a board of seven directors of the Company, each to serve until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

            2.    To approve the Company's 2004 Stock Option Plan;

            3. To ratify and approve the appointment of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm for its fiscal year ending December 31, 2004; and

            4. To act on such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only stockholders of record at the close of business on August 20, 2004 will be entitled to notice of and to vote at the Annual Meeting.

      It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the proxy and vote in person.

                                   By Order of the Board of Directors,

                                   /s/ Louis Ploth, Jr.
                                   Louis Ploth, Jr.
                                   Secretary

The Woodlands, Texas
August 27, 2004

                                  ZONAGEN, INC.
                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 29, 2004

                    SOLICITATION AND REVOCABILITY OF PROXIES

      The accompanying Proxy is solicited by the Board of Directors of Zonagen, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on Wednesday, September 29, 2004, at 1:00 p.m., Eastern Standard Time, at the Marriott New York East Side Hotel, 525 Lexington Avenue, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) of the Annual Meeting. If the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, it will be voted in favor of the proposals described in this Proxy Statement. In addition, the Proxy confers discretionary authority to the persons named in the Proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any such other matters.

      Each stockholder of the Company has the unconditional right to revoke his Proxy at any time prior to its exercise, either in person at the Annual Meeting or by written notice to the Company addressed to Secretary, Zonagen, Inc., 2408 Timberloch Place, Suite B-1, The Woodlands, Texas 77380. No revocation by written notice will be effective unless such notice has been received by the Secretary of the Company prior to the day of the Annual Meeting or by the inspector of election at the Annual Meeting.

      The principal executive offices of the Company are located at 2408 Timberloch Place, Suite B-1, The Woodlands, Texas 77380. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy are being mailed to the Company's stockholders on or about August 27, 2004.

      In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, telephone or the Internet. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

      ALL COSTS OF PREPARING, PRINTING, ASSEMBLING AND MAILING THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THIS PROXY STATEMENT, THE ENCLOSED FORM OF PROXY AND ANY ADDITIONAL MATERIALS, AS WELL AS THE COST OF FORWARDING SOLICITATION MATERIALS TO THE BENEFICIAL OWNERS OF STOCK AND ALL OTHER COSTS OF SOLICITATION, WILL BE BORNE BY THE COMPANY.

                             PURPOSES OF THE MEETING

      At the Annual Meeting, the Company's stockholders will be asked to consider and act on the following matters:

            1. Electing a board of seven directors of the Company, each to serve until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

            2.    Approving the Company's 2004 Stock Option Plan;

            3. Ratifying and approving the appointment of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm for its fiscal year ending December 31, 2004; and

            4. Acting on such other business as may properly come before the Annual Meeting or any adjournments thereof.

                                QUORUM AND VOTING

      The close of business on August 20, 2004 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Annual Meeting and any adjournment(s) thereof. As of the Record Date, the Company had issued and outstanding 4,992,901 shares of the Company's common stock, par value $.001 share (the "Common Stock").

      Each stockholder of record of Common Stock will be entitled to one vote per share on each matter that is called to vote at the Annual Meeting. Shares of Common Stock may not be voted cumulatively.

      The presence, either in person or by Proxy, of holders of shares representing a majority of the Common Stock entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. A plurality vote is required for the election of directors. Accordingly, if a quorum is present at the Annual Meeting, the seven persons receiving the greatest number of votes will be elected to serve as directors. Withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors. All other matters to be voted on will be decided by the vote of the holders of shares representing a majority of the votes present or represented at the Annual Meeting and entitled to vote on such matter. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on such vote.

      All Proxies that are properly completed, signed and returned prior to the Annual Meeting will be voted. Any Proxy given by a stockholder may be revoked at any time before it is exercised by the stockholder by (i) filing with the Secretary of the Company an instrument revoking it, (ii) executing and returning a Proxy bearing a later date or (iii) attending the Annual Meeting and expressing a desire to vote his shares of Common Stock in person. Votes will be counted by Computershare Investor Services, LLC, the Company's transfer agent and registrar.

                               PROPOSAL NUMBER 1:
                              ELECTION OF DIRECTORS

      The Board of Directors has nominated and urges you to vote for the election of Joseph S. Podolski, the Company's President and Chief Executive Officer, Louis Ploth, Jr., the Company's Vice President, Business Development and Chief Financial Officer, Daniel F. Cain, Jean L. Fourcroy, M.D., Ph.D., M.P.H., Zsolt Lavotha, Nola Masterson and David Poorvin, Ph.D., all of whom have been nominated to serve as directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Ms. Masterson and Dr. Poorvin were nominated for election to the Board of Directors by the Company's Board for terms to begin at the 2004 Annual Meeting of Stockholders. All of the Company's current directors unanimously recommended Ms. Masterson and Dr. Poorvin for election to the Company's Board of Directors. The chart below provides information regarding each nominee. Proxies solicited hereby will be voted for all nominees unless stockholders specify otherwise in their Proxies.

      If, at the time of or prior to the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the Proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

NOMINEES FOR ELECTION AS DIRECTORS

      The names of the nominees for election as directors, and certain additional information with respect to each of them, are set forth below.

                                                                                                      YEAR FIRST
                                                                                                        BECAME
                    NAME                           AGE            POSITION WITH THE COMPANY            DIRECTOR
                    ----                           ---         -------------------------------        ----------
Joseph S. Podolski........................          57          President and Chief Executive            1992
                                                                    Officer and Director

Louis Ploth, Jr...........................          50            Vice President, Business               2004
                                                               Development and Chief Financial
                                                                    Officer and Director

Daniel F. Cain............................          59                    Director                       2004

Jean L. Fourcroy, M.D., Ph.D., M.P.H......          74                    Director                       2004

Zsolt Lavotha.............................          54                    Director                       2004

Nola Masterson, M.S.......................          57                       N/A                          N/A

David Poorvin, Ph.D.......................          58                       N/A                          N/A

      Joseph S. Podolski. Mr. Podolski joined the Company in 1989 as Vice President of Operations and has served as President and Chief Executive Officer of the Company and as a director since 1992. Prior to joining the Company, Mr. Podolski spent twelve years in various engineering, product development and manufacturing positions at G.D. Searle, a subsidiary of Monsanto Company. Before joining Monsanto, Mr. Podolski held positions in manufacturing, engineering, quality control and development of fine chemicals, antibiotics, pharmaceuticals and hospital products with Abbott Laboratories, Dearborn Chemical Company and Baxter Pharmaceuticals. Mr. Podolski holds a M.S. degree in chemical engineering from the Illinois Institute of Technology.

      Louis Ploth, Jr. Mr. Ploth was elected a director at the Company's 2003 Annual Meeting of Stockholders, which was concluded on January 14, 2004. Since January 2001, Mr. Ploth has served as Chief Financial Officer, Vice President, Business Development and Secretary. He served as Vice President, Finance from March 1999 to January 2001. He had previously served as Chief Financial Officer and Vice President, Business Development from 1993 to 1998 and as Chief Financial Officer from 1998 to March 1999 at which time he also served as General Manager of Fertility Technologies, Inc., a former subsidiary of the Company. Previously, Mr. Ploth was employed by Unisyn Technologies where he served concurrently as Chief Financial Officer and as Vice President of Finance and Administration. Mr. Ploth was also Corporate Controller of Synbiotics Corporation. Mr. Ploth has over 21 years of corporate financial and business development experience, with over 17 years experience in the biotechnology industry. Mr. Ploth has a B.S. degree from Montclair State College.

      Daniel F. Cain. Mr. Cain was elected a director at the Company's 2003 Annual Meeting of Stockholders, which was concluded on January 14, 2004. Since October 1994, Mr. Cain has provided consulting services for small businesses. Since May 2000, he has also served as acting CEO of Wireless Medical, Inc., a Colorado-based medical device company, and Enet Biz, a Colorado-based consulting firm. From 1969 to 1994, Mr. Cain held various positions with Miles Laboratories, Inc., Hexcel Corporation, Scripps-Miles, Inc., Synbiotics Corporation and Heska Corporation. Mr. Cain has 35 years of broad business experience including 26 years with medical companies. Sixteen of these years were with three different biotech startup companies, one of which he co-founded. Mr. Cain has held a wide variety of executive level management positions including CEO/President and CFO. His experience also includes taking companies through the initial public offering and secondary public offering stages and from start-up through commercialization. He has prior experience of being an active board member of a publicly traded company.

      Jean L. Fourcroy, M.D., Ph.D., M.P.H. Dr. Fourcroy was elected a director at the Company's 2003 Annual Meeting of Stockholders, which was concluded on January 14, 2004. Dr. Fourcroy was engaged as a Medical Officer with the US Food and Drug Administration from 1988 to 2001. Since leaving the FDA, Dr. Fourcroy has been a consultant to the industry and a featured speaker and panel member in numerous meetings and symposia. Dr. Fourcroy is a member of the Board of Directors of the U.S. Anti-Doping Agency and is a Past President of the American Medical Women's Association. Dr. Fourcroy is the recipient of a 1998 American Urological Association Presidential Citation Award, the 1999 Camille Mermod Award from the American Medical Women's Association, and an Outstanding Service Award from the American Society of Andrology in April 2000. Dr. Fourcroy received her M.D. from the Medical College of Pennsylvania and her Ph.D. from the University of California at San Francisco. Her surgery and urology residencies were completed at George Washington University Medical Center with Board Certification in Urology in 1981. In 1999, she received her Masters in Public Heath from the Medical College of Wisconsin.

      Zsolt Lavotha. Mr. Lavotha was elected a director at the Company's 2003 Annual Meeting of Stockholders, which was concluded on January 14, 2004. Mr. Lavotha most recently served as President and Chief Executive Officer of Lavipharm Corp. ("Lavipharm") from December 1998 to April 2003. He has more than 25 years of experience in the pharmaceutical industry. Before joining Lavipharm, he served as head of Wyeth's Europe/Africa/Middle East operations. He has also held a variety of positions with Pfizer, Rhone-Poulene Rorer and Wyeth. Mr. Lavotha earned a degree in science from Uppsala University (Sweden).

      Nola Masterson, M.S. Ms. Masterson has been nominated for election to the Company's Board for a term to begin at the 2004 Annual Meeting of Stockholders. Ms. Masterson has 29 years of experience in the life science industry. Most recently she was a Venture Partner and remains a Senior Advisor to TVM Techno Venture Management, an international venture capital company. Ms. Masterson is the Managing Member and General Partner of Science Futures LLC, I, II & III, venture capital funds invested in life science funds and companies. She was the first biotechnology analyst on Wall Street, working with Drexel Burnham Lambert and Merrill Lynch. She is co-founder of Sequenom, Inc., a genetic analysis company located in San Diego and Hamburg, Germany. Ms. Masterson has been the CEO of Science Futures Inc., an investment and advisory firm since 1982. She started the BioTech Meeting in Laguna Nigel, CA and the annual Biopharmaceutical Conference in Europe. She was nominated to the 100 Irish American Business List in 2003. Ms. Masterson began her career at Ames Company, a division of Bayer, and spent 8 years at Millipore Corporation in sales and sales management. She received her Masters in Biological Sciences from George Washington University, and continued Ph.D. work at the University of Florida.

      David Poorvin, Ph.D. Dr. Poorvin has been nominated for election to the Company's Board for a term to begin at the 2004 Annual Meeting of Stockholders. Dr. Poorvin has over 30 years of experience in the pharmaceutical industry and is currently an Executive-in-Residence at Oxford Bioscience Partners, a venture capital company. Dr. Poorvin also is engaged in private consulting for biotech companies. At the end of 2003, Dr. Poorvin retired from Schering-Plough Corporation as Vice President of their Business Development operations where he negotiated licenses, joint ventures and acquisitions of pharmaceutical products and research technologies. Dr. Poorvin's career at Schering Plough from 1981 to 2003 included 14 years in Business Development as well as tenure as the Director of Clinical Research at Schering-Plough, a position he also held at Pfizer Pharmaceuticals from 1977 to 1981. He was responsible for several NDA programs and product approvals at both companies, including such drugs as Procardia and Imdur. Dr. Poorvin started his career in the pharmaceutical industry at Lederle Laboratories from 1973 to 1977, where he directed pre-clinical research in the cardiovascular area. He received his B.A. degree from Hunter College of the City University of New York. He received his Ph.D. from Rutgers University.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

DIRECTORS' MEETINGS AND COMPENSATION

      The Company's operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During 2003, the Board of Directors convened on twenty five occasions (due to the Company's activities in searching for strategic alternatives and activities associated with its decision to complete a Dutch auction self tender offer) and took certain additional actions by unanimous written consent in lieu of meetings. All directors attended at least 75% of the meetings held by the Board and any committee of the Board on which he served during his tenure in 2003. The Company's current policy is to have its directors attend the Company's annual meeting of stockholders. Because all of the Company's then non-employee directors were replaced at the 2003 annual meeting of stockholders, only Mr. Podolski was present at such meeting.

      Employee directors do not receive additional compensation for service on the Board of Directors or its committees. The Company reimburses each non-employee director for travel expenses incurred in connection with attendance at Board meetings. For board and Committee meetings attended in person or telephonically, non-employee directors currently receive $1,000 per meeting in cash. Employee directors will be eligible to participate in the Company's 2004 Employee and Consultant Stock Option Plan if it is approved by the Company's stockholders (the "Incentive Plan"). Non-employee directors are entitled to participate in the Company's 2000 Non-employee Directors' Stock Option Plan (the "2000 Director Plan").

      Under the 2000 Director Plan, (i) each non-employee director who is first elected to the Board is entitled to receive an option to purchase 40,000 shares of the Company's Common Stock on the date on which he first becomes a non-employee director, and (ii) each non-employee director in office immediately after the Company's annual meeting of stockholders will receive an option to purchase 5,000 shares of Common Stock effective on such date. Additionally under the 2000 Director Plan, the Chairman of the Board (if a non-employee) who is first elected to the Board is entitled to receive an option to purchase 10,000 shares of Common Stock on the date on which he first becomes Chairman, and the Chairman (if a non-employee) in office immediately after each of the Company's annual meetings of stockholders will receive an option to purchase 10,000 shares of Common Stock effective on such date. During 2003, the Company paid an aggregate of $93,000 to the directors, issued stock awards totaling 10,871 shares of Common Stock to two directors, and granted options to purchase an aggregate of 12,972 shares of Common Stock under the 2000 Director Plan to one director, for their attendance at Board and committee meetings.

BOARD COMMITTEES

      Pursuant to delegated authority, various Board functions are discharged by the standing committees of the Board. The Board of Directors has appointed three principal standing committees: the Compensation and Option Committee, the Nominating and Corporate Governance Committee and the Audit Committee. Copies of the Audit Committee Charter, Management and Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter are available in the Corporate Governance section of the Company's web site at http://www.zonagen.com. In addition, the Company has adopted a Code of Business Conduct and Ethics for directors, officers and employees and a Code of Ethics for Senior Financial Officers, which are available on the Corporate Governance Section of the Company's website at http://www.zonagen.com. If any substantive amendments are made to either code, the nature of such amendment will be disclosed on the Company's website. In addition, if a waiver from either code is granted to an executive officer, director or principal accounting officer, the nature of such waiver will be disclosed on the Company's website.

      COMPENSATION AND OPTION COMMITTEE. The Compensation and Option Committee, currently comprised of Mr. Lavotha, as Chairman, and Mr. Cain, selects the employees to whom stock options are to be granted, determines the terms and conditions provided for in each option grant and reviews and recommends to the Board of Directors the amount of compensation to be paid to officers of the Company. The Compensation and Option Committee, then comprised of directors who have since resigned, convened once in 2003 and took certain additional actions by unanimous written consent in lieu of meetings. The Board of Directors has determined that each member of the Compensation and Option Committee is independent, as independence is defined in the listing standards for the Nasdaq Stock Market.

      NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee is currently comprised of Dr. Fourcroy and Messrs. Cain and Lavotha. The Nominating and Corporate

Governance Committee investigates and makes recommendations to the Board with respect to qualified candidates to be nominated for election to the Board and reviews and makes recommendations to the Board of Directors with regard to candidates for directors nominated by stockholders in accordance with the Company's bylaws. The Nominating and Corporate Governance Committee did not meet in 2003, when it was known as the Nominating Committee and was comprised of former directors who did not stand for re-election at the 2003 Annual Meeting of Stockholders which concluded on January 14, 2004. The Nominating and Corporate Governance Committee will consider candidates for director who are properly nominated by stockholders. Any stockholder wishing to propose a nominee should submit a recommendation in writing to the Company's Corporate Secretary, indicating the nominee's qualifications and other relevant biographical information, confirmation of the nominee's consent to serve as a director, and all other information required by the Company's bylaws for the nomination of director candidates. This committee also investigates and makes recommendations to the Board with regard to all matters of corporate governance, including the structure, operation and evaluation of the Board and its committees. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent, as independence is defined in the listing standards for the Nasdaq Stock Market.

      AUDIT COMMITTEE. The Audit Committee, currently comprised of Mr. Cain, as Chairman, Dr. Fourcroy and Mr. Lavotha, provides assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices, recommends to the Board of Directors the engagement by the Company of its independent public accountants, approves services performed by the Company's independent public accountants, including fee arrangements and the range of audit and non-audit services, maintains a direct line of communication between the Board of Directors and the Company's independent public accountants and performs such other functions as may be prescribed with respect to audit committees under applicable rules, regulations and policies of The Nasdaq Stock Market, Inc. The Audit Committee also evaluates the Company's system of internal controls, the internal audit function and other related areas. The Audit Committee meets quarterly and convened four times in 2003 and in 2004 convened once per quarter for the quarters ended March 31 and June 30, 2004 as well as once to review financial statements relating to the fiscal year ended December 31, 2003.

      As required by Nasdaq Stock Market and Securities and Exchange Commission (the "Commission") rules regarding audit committees, the Board of Directors has reviewed the qualifications of its Audit Committee and has determined that none of the current members of the Audit Committee have a relationship with the Company that might interfere with the exercise of their independence from the Company or its management and has determined that each member of the Audit Committee is independent, as independence is defined in the listing standards for the Nasdaq Stock Market. The Board of Directors has determined that Mr. Cain, Chairman of the Audit Committee, is an audit committee financial expert as described in Item 401(h) of Regulation S-K.

      EXECUTIVE SESSIONS OF THE BOARD OF DIRECTORS. The Company's policy is to have its Non-Management Directors meet regularly in executive sessions following at least two of its regularly scheduled meetings of the Board of Directors in a calendar year. "Non-Management" Directors are all those Directors who are not the Company's employees. "Non-Management" Directors include Directors, if any, who are not independent as determined by the Board of Directors. The Non-Management Directors presently consist of all current Directors except Messrs. Podolski and Ploth and will also include Ms. Masterson and Dr. Poorvin if they are elected to the Board. The independent Non-Management Directors will meet in executive session at least one time per year, in connection with a regularly scheduled meeting of the Board of Directors.

      COMMUNICATIONS WITH DIRECTORS. The Company's security holders and other interested parties may communicate with one or more of its Directors (including any presiding Director or the Non-Management Directors as a group) by mail in care of Secretary, Zonagen, Inc., 2408 Timberloch Pl., Suite B-1, The Woodlands, Texas 77380. Such communications should specify the intended recipient or recipients. All such communications, other than commercial solicitations or communications, will be forwarded to the appropriate Director or Directors.

      STOCKHOLDER NOMINATIONS. The Nominating and Corporate Governance Committee will consider proposals for nominees for Director from others. In order to nominate a Director at the Annual Meeting, the Company's Bylaws require that a stockholder follow the procedures set forth in Section 2.12 of the Company's Bylaws (available on the Company's web site at http://www.zonagen.com). In order to recommend a nominee for a Director position, a stockholder must be a stockholder of record at the time the stockholder gives notice of its recommendation and the stockholder must be entitled to vote for the election of Directors at the meeting at which such nominee will be considered. Stockholder recommendations must be made pursuant to written notice delivered to the Company's principal executive offices no less than 50 days nor more than 75 days prior to the date of the annual or special meeting at which Directors are to be elected; provided, that if the date of the annual or special meeting was not publicly announced more than 65 days prior to the annual or special meeting, such notice by the stockholder will be timely if delivered to the Secretary no later than the close of business on the 15th day following the day on which such announcement of the date of the meeting was communicated to the stockholders.

      The stockholder notice must set forth the following:

      1. As to each person the stockholder proposes to nominate for election as a Director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

      2. The written consent to serve as a director if elected by each person nominated;

      3. Name and address of the stockholder as they appear on the Company's books; and

      4. The class and number of shares of Common Stock beneficially owned by such stockholder.

      In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

      NOMINATING AND CORPORATE GOVERNANCE COMMITTEE NOMINATIONS. The Nominating and Corporate Governance Committee selects each nominee based on the nominee's skills, achievements and experience. The following will be considered, among other things, in selecting candidates for the Board of Directors: knowledge, experience, and skills in areas critical to understanding the Company and its business; personal characteristics, such as integrity and judgment; and candidates' commitments to the boards of other companies.

      When seeking candidates for Director, the Nominating and Governance Committee may solicit suggestions from incumbent Directors, management, stockholders or others. While the Committee has authority under its charter to retain a search firm for this purpose, no such firm was utilized in 2003. After conducting an initial evaluation of a potential candidate, the Committee will interview that candidate if it believes such candidate might be suitable to be a Director. The Committee may also ask the candidate to meet with management. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate's election.

                             AUDIT COMMITTEE REPORT

      The Audit Committee includes three directors who are independent, as defined by the standards of the Nasdaq Stock Market. The Audit Committee assists the Board in overseeing matters relating to the Company's accounting and financial reporting practices, the adequacy of its internal controls and the quality and integrity of its financial statements. On March 24, 2004, the Audit Committee adopted, and the Board of Directors ratified, a new Audit Committee Charter, a copy of which is filed as Appendix A.

      The Audit Committee met four times during the year ended December 31, 2003. The Audit Committee reviewed with management and the independent auditors the interim financial information included in the Company's quarterly reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2003 prior to their being filed with the Commission and reviewed in a meeting held in 2004 the financial information for the fiscal quarter and year ended December 31, 2003, as filed with the Company's Form 10-K for the year ended December 31, 2003.

      The independent auditors provided the Audit Committee with a written statement describing all the relationships between the Company and its auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

      The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees."

      With and without management present, the Audit Committee discussed and reviewed the results of the independent auditors' examination of the Company's December 31, 2003 financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

      The Audit Committee reviewed the Company's audited financial statements as of and for the year ended December 31, 2003, and discussed them with management and the independent auditors. Based on such review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission.

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

               Jean Fourcroy, M.D., Ph.D., M.P.H.
               Zsolt Lavotha
               Daniel F. Cain, Chairman

                               PROPOSAL NUMBER 2:
                APPROVAL OF THE COMPANY'S 2004 STOCK OPTION PLAN

      The Board of Directors has unanimously approved the adoption of the 2004 Stock Option Plan (the "Plan") and unanimously recommends that the Company's stockholders vote FOR approval of the adoption of the Plan. If a proxy card is signed and returned but no direction is made, the proxy will be voted FOR its adoption. The affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the 2004 Annual Meeting is required to approve the proposed Plan.

GENERAL

      The purpose of the Plan is to promote the interests of the Company and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and its non-employee directors to acquire or increase their equity interest in the Company, and to relate compensation to performance goals of the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. This Plan is to supersede and replace the Amended and Restated 1993 Employee and Consultant Stock Option Plan (the "1993 Plan"). The 1993 Plan was the principal plan used to award equity incentives to employees and consultants and expired in May 2003. The Board of Directors also contemplates that through the Plan, the Company, its subsidiaries and its affiliated entities will be better able to compete for the services of personnel needed for growth and success. However, nothing in the Plan shall operate or be construed to prevent the Company from granting awards outside of such Plan. In the opinion of the Company, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The full text of the Plan is set forth in Appendix B to this Proxy Statement. Certain features of the Plan are summarized below, but this summary is qualified in its entirety by reference to the full text of the Plan. All capitalized terms not defined herein have the meanings set forth in the Plan.

TYPES OF AWARDS

      The Plan would permit the granting of stock options ("Options") to purchase shares of Common Stock, which may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not constitute Incentive Stock Options ("Nonqualified Options").

ELIGIBILITY FOR PARTICIPATION

      Incentive Stock Options may be granted only to individuals who are employees (whether or not they are directors) of the Company, any parent or subsidiary corporation (within the meaning of Section 424 of the Code) of the Company or any member of a controlled group with the Company ("Affiliate"). All other Options may be granted to employees, consultants or non-employee directors of the Company. As of the date of this Proxy Statement, four employees and three non-employee directors are eligible to participate in the Plan.

ADMINISTRATION

      The Plan will be administered by the Compensation and Option Committee of the Board of Directors, consisting of two or more directors of the Company appointed by the Board of Directors. The members of the Compensation and Option Committee, as of the date of this Proxy Statement, are Messrs. Zsolt Lavotha (Chairman) and Daniel F. Cain. No person shall be eligible to serve on the Compensation and Option Committee unless such person is a "Non-Employee Director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if and as such is then in effect, and also an "outside director" within the meaning of Section 162(m) of the Code. Subject to the terms and conditions of the Plan, the Compensation and Option Committee has authority to determine the employees and directors who are to be granted Options, the number of shares to be issued pursuant to such Options (within the limits of the Plan), to interpret the Plan and all Options and to administer the Plan.

AMENDMENT AND TERMINATION

      The Board of Directors in its discretion may modify, revise or terminate the Plan. Any modification or revision would require the approval of the stockholders of the Company if required by applicable law or the rules of the Nasdaq Stock Market, and no modification, revision or termination of the Plan may (i) change the aggregate number of shares of the Common Stock which may be issued under Options granted under the Plan, (ii) reduce the option price at which Options may be granted, or otherwise materially increase the benefits accruing to optionees under the Plan, (iii) change the class of persons eligible to receive Options or (iv) otherwise cause the Plan to fail to comply with the rules and regulations promulgated under Section 16(b) of the Exchange Act.

TERM OF THE PLAN

      The Plan was adopted by the Board of Directors effective as of February 24, 2004, subject to approval by the Company's stockholders. No Options will be exercisable or payable prior to approval of the Plan by the Company's stockholders. Except with respect to Options then outstanding, if not sooner terminated, the Plan will terminate on February 24, 2014, and no further Options may be granted after such date.

SHARES SUBJECT TO THE PLAN

      The aggregate number of shares of Common Stock that may be issued under the plan shall not exceed 750,000, subject to adjustment in the event of stock splits and certain other corporate events. See " -- Adjustments to Shares." To the extent shares cease to be issuable under an Option, such shares will be released from the Option and will be available under the Plan for the grant of additional Options. Such shares of Common Stock may be authorized but unissued shares or reacquired shares. Each share of Common Stock issued pursuant to the Plan will be fully paid and nonassessable. The closing market price per share of the Common Stock on the Nasdaq SmallCap Market as of August 20, 2004, was $3.68.

OPTIONS

      The Compensation and Option Committee has the authority to grant Options that will be in such form as the Compensation and Option Committee may from time to time approve subject to the terms of the Plan. The Compensation and Option Committee also has the authority to determine whether Options granted to employees will be Incentive Stock Options or Nonqualified Options. The aggregate fair market value of Common Stock for which an optionee may be granted Incentive Stock Options during a calendar year is $100,000.

      The Compensation and Option Committee may, with the consent of the person or persons entitled to exercise an Option, amend an Option, except that no such amendment shall reduce the exercise price of any Option. The Compensation and Option Committee may at any time or from time to time, in its discretion, extend the time during which an Option may be exercised after termination of employment or service as a director or accelerate the time or times at which such Option may be exercised to any earlier time or times.

      To exercise an Option granted under the Plan, the person entitled to exercise the Option must deliver to the Company payment in full of the exercise price for the shares being purchased, together with any required withholding tax in the case of the exercise of a Nonqualified Option. The payment must either be in cash or check acceptable to the Company, through delivery to the Company of shares of Common Stock already owned by the person, by sale through a broker, or by any combination thereof. The value of each share of Common Stock delivered will be deemed to be equal to the per share closing price of the Common Stock on the Nasdaq Stock Market on the date of delivery of the notice requesting such exercise.

      The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be equal to the fair market value per share of Common Stock at the time of the grant based on the closing price of Common Stock on the Nasdaq Stock Market on the date of grant of such Option. The Plan expressly prohibits the repricing of Options except in the event of adjustments for stock splits and other corporate events.

      The exercise price for Options shall be subject to appropriate adjustments in the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like. The Compensation and Option Committee shall provide, in the Option grant, the time or times at which the Options will be exercisable.

      No Option may be exercised later than the date which is ten years after the date of grant. The Compensation and Option Committee may, in its discretion, provide in an option agreement (other than an Incentive Stock Option agreement) that the option right granted to the individual may be transferred as provided in such option agreement.

CHANGE OF CONTROL

      Upon the occurrence of a change of control (defined generally as certain acquisitions by a person, entity or group of 50% or more of the Company's outstanding Common Stock or 50% of the combined voting power of the then outstanding voting securities of the Company, or certain reorganizations, mergers, consolidations or liquidations), each Option that is not then immediately exercisable in full shall be immediately exercisable in full.

AMENDMENT OF AN OPTION

      Subject to the restrictions set forth in the Plan, the Committee may amend any outstanding Option and may waive, amend or accelerate any requirement or condition to payment or exercise with respect to any Option. The Committee may not amend any outstanding Option in a manner that would adversely affect the rights of a Plan participant without such participant's consent.

ADJUSTMENTS TO SHARES

      In the event the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Compensation and Option Committee will make an appropriate and equitable adjustment in the number and kind of shares of Common Stock subject to the Plan (including shares of Common Stock as to which all outstanding Options, or portions thereof then unexercised, are exercisable) so that after such event the shares of Common Stock subject to the Plan and the proportionate interest of each Option will be maintained as before the occurrence of such event. Any such adjustment made by the Compensation and Option Committee will be final and binding upon the Company and all other interested persons.

                   FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

IN GENERAL

      The Plan is not qualified under Section 401(a) of the Code.

      The following summary is based on the applicable provisions of the Code as currently in effect and the income tax regulations and proposed income tax regulations thereunder.

STATUS OF OPTIONS

      Options granted under the Plan may be either Incentive Stock Options or Nonqualified Options. Under certain circumstances, an Incentive Stock Option may be treated as a Nonqualified Option. The tax consequences both to the Optionee and to the Company differ depending on whether an Option is an Incentive Stock Option or a Nonqualified Option.

NONQUALIFIED OPTIONS

      No federal income tax is imposed on the Optionee upon the grant of a Nonqualified Option. Upon the exercise of a Nonqualified Option, the Optionee will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon exercise is the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price paid for such Common Stock. At the time Common Stock received upon exercise of a Nonqualified Option is disposed of, any difference between the fair market value of the shares of Common Stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of Common Stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of Common Stock.

      Upon an Optionee's exercise of a Nonqualified Option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the Optionee, assuming the Company satisfies the federal income tax reporting requirements with respect to such compensation. The Company is not entitled to any tax deduction in connection with a subsequent disposition by the Optionee of the shares of Common Stock.

      If the shares of Common Stock received upon the exercise of a Nonqualified Option are transferred to the Optionee subject to certain restrictions, then the taxable income realized by the Optionee, unless the Optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Option.

INCENTIVE STOCK OPTIONS

      No federal income tax is imposed on the Optionee upon the grant of an Incentive Stock Option. The Optionee would recognize no taxable income upon exercise of an Incentive Stock Option if the Optionee (a) does not dispose of the shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two years from the date the Option was granted or within one year after the shares of Common Stock were transferred to the Optionee (the "Holding Period") and (b) is an employee of either (i) the company granting the Option, (ii) the parent company or a subsidiary of such corporation or (iii) a corporation which has assumed such Option of another corporation as a result of a corporate reorganization, merger or similar transaction. Such employment must continue for the entire time from the date the Option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If Common Stock received upon exercise of an Incentive Stock Option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such Common Stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. The Company would not be entitled to any deduction in connection with the grant or exercise of the Option or the disposition of the shares of Common Stock so acquired.

      If, however, an Optionee disposes of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option before the Holding Period has expired (a "Disqualifying Disposition"), the Optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the Optionee. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the Optionee will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

      ALTERNATIVE MINIMUM TAX

      Although the exercise of an Incentive Stock Option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of shares of Common Stock acquired upon exercise of an Incentive Stock Option over the exercise price paid for such shares of Common Stock is an adjustment to AMT income for the Optionee's taxable year in which such exercise occurs (unless the shares of Common Stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

PAYMENT OF OPTION PRICE IN SHARES

      In the case of a Nonqualified Option, if the Option price is paid by the delivery of shares of Common Stock previously acquired by the Optionee having a fair market value equal to the Option price ("Previously Acquired Shares"), no gain or loss would be recognized on the exchange of the Previously Acquired Shares for a like number of shares of Common Stock. The Optionee's basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used. The Optionee would treat the fair market value of the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used as ordinary compensation income. The Optionee's basis in such excess shares of Common Stock would be equal to their fair market value at the time of exercise. The Optionee's holding period in such excess shares of Common Stock begins on the date the Optionee acquires those shares of Common Stock.

      In the case of an Incentive Stock Option, the federal income tax consequences to the Optionee of the payment of the Option price with Previously Acquired Shares depends on the nature of the Previously Acquired Shares. If the Previously Acquired Shares were acquired through the exercise of a qualified stock option, an Incentive Stock Option or an option granted under an employee stock purchase plan ("Statutory Option") and if such Previously Acquired Shares are being transferred prior to expiration of the applicable Holding Period, the transfer would be treated as a Disqualifying Disposition of the Previously Acquired Shares. If the Previously Acquired Shares were acquired other than pursuant to the exercise of a Statutory Option, or were acquired pursuant to the exercise of a Statutory Option but have been held for the applicable Holding Period, no gain or loss should be recognized on the exchange of the Previously Acquired Shares. In either case, (i) the Optionee's basis and holding period in the number of shares of Common Stock received (to the extent equal to the number of Previously Acquired Shares used) would be the same as his or her basis and holding period in the Previously Acquired Shares used, increased by any income recognized to the Optionee upon the Disqualifying Disposition of the Previously Acquired Shares, (ii) the Optionee's basis in the number of shares of Common Stock received in excess of the number of Previously Acquired Shares used would be zero, (iii) the Optionee's holding period in such excess shares of Common Stock begins on the date the Optionee acquires those shares of Common Stock and
(iv) the other incentive
stock option rules would apply. Upon a subsequent Disqualifying Disposition of the shares of Common Stock so received, the shares with the lowest basis would be treated as disposed of first.

WITHHOLDING FOR TAXES

      No issuance of Common Stock under the Plan shall be made until arrangements satisfactory to the Company have been made for the withholding of taxes.

ADDITIONAL TAX CONSEQUENCES

      Code Section 4999 golden parachute provisions may apply to a participant who receives any payment in the nature of compensation contingent on the change of ownership or effective control of the Company. In the event that the acceleration of vesting or any payment, distribution or issuance of stock is subject to a golden parachute excise tax pursuant to Section 4999(a) of the Code, the participant whose benefit is subject to such tax (generally, officers or highly compensated employees) is entitled to receive a gross-up payment from the Company so that the amount of the "net" benefit received by such participant shall equal the amount of the benefit that would have been received in the absence of a golden parachute tax. Section 280G of the Code disallows a deduction to the Company for amounts subject to the excise tax under Code
Section 4999.

      Section 162(m) of the Code places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as "performance based" compensation under
Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, Options granted with an exercise price at least equal to the fair market value of the stock on the date of grant will qualify as performance-based compensation. Other Awards may or may not so qualify, depending on their terms.

                   NEW PLAN BENEFITS -- 2004 STOCK OPTION PLAN

      On March 29, 2004, the Compensation and Option Committee granted options to purchase an aggregate of 451,464 shares of Common Stock under the Plan, subject to approval of the Plan by the Board of Directors and stockholders. Such options were granted to the following persons or groups for the following amounts at the fair market value of the Common Stock on the date of such grant ($2.72). In the event that the Company's stock price is higher than that on the date of stockholder approval of the Plan, the Company will incur a charge to its income statement in the amount of the difference.

                                                   DOLLAR          NUMBER OF SHARES ISSUABLE
             NAME AND POSITION                     VALUE(1)        UPON EXERCISE OF OPTIONS(2)
             -----------------                     --------        ---------------------------
Joseph S. Podolski                                   --                    216,129
Louis Ploth, Jr.                                     --                    127,138
Executive Group (Podolski and Ploth as a             --                    343,267
                   group)
Non-Executive Director Group                         --                         --
Non-Executive Officer Employee Group                 --                    108,197

(1)   Not determinable.

(2) Of such amounts, the following shares are subject to bonus options pursuant to which all of the shares issuable upon exercise of such bonus options vest on January 26, 2005 assuming the Company has met certain milestones by January 25, 2005, otherwise such bonus options terminate: Joseph S. Podolski, 58,561 shares; Louis Ploth, Jr., 20,925 shares; Executive Group, 79,486 shares; Non-Executive Officer Employee Group, 17,504 shares.

                               PROPOSAL NUMBER 3:
   RATIFICATION AND APPROVAL OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

      The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm to make an examination of the accounts of the Company for the fiscal year ending December 31, 2004, subject to ratification by the Company's stockholders. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so. They will also be available to respond to appropriate questions from stockholders attending the Annual Meeting.

FEES PAID TO REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

      The following table sets forth the aggregate fees billed to the Company by its principal accounting firm, PricewaterhouseCoopers LLP, for fiscal years ended December 31, 2003 and 2002, respectively:

                            2003            2002
                          --------        --------
AUDIT FEES                $127,150        $ 81,900
AUDIT RELATED FEES          70,300         115,981
TAX FEES                     9,250           6,000
ALL OTHER FEES                   0               0
                          --------        --------
TOTAL FEES                $206,700        $203,881

      The services provided under the caption "Audit Fees" for 2003 and 2002 were for professional services rendered for audits of the Company's financial statements and the Company's self tender offer. The services provided under the caption "Audit Related Fees" for 2003 and 2002 relate to due diligence and accounting consultation services performed in connection with the Company's now-terminated transaction with Lavipharm. The services provided under the caption "Tax Fees" for 2003 and 2002 relate to certain compliance related services and tax advice to the Company. The Audit Committee considered whether the provision of the services reflected under "Tax Fees" above might have affected PricewaterhouseCoopers' independence with respect to their audit of the Company's financial statements, and the Audit Committee believes that such services did not affect, and were compatible with, PricewaterhouseCoopers' independence. The Company replaced Arthur Andersen LLP with PricewaterhouseCoopers LLP in June 2002. Please see "Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" in the Company's Form 10-K for the year ended December 31, 2003 for a complete description.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      The Audit Committee's policy provides that the Company's independent auditor (the "Audit Firm") may provide only those services pre-approved by the Audit Committee or its designated subcommittee. The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the Audit Firm. To the extent practical, at the same meeting the Audit Committee also reviews and approves a budget for each of such services. The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

      Services proposed to be provided by the Audit Firm that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee.

      All requests or applications for the Audit Firm to provide services to the Company must be submitted to the Audit Committee or its designated subcommittee by the Audit Firm and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with applicable laws, rules and regulations relating to auditor independence. It is the Company's policy that if any of its employees or any representative of the Audit Firm becomes aware that any services are being, or have been, provided by the Audit Firm to the Company without the requisite pre-approval, such individual must immediately notify the Chief Financial Officer, who must promptly notify the Chairman of the Audit Committee and appropriate members of senior management so that prompt action may be taken to the extent deemed necessary or advisable.

      The Audit Committee may form and delegate to a subcommittee composed of one or more of its members, the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services, provided that any such grant of pre-approval shall be reported to the full Audit Committee no later than its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Audit Firm.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

       COMPENSATION AND OPTION COMMITTEE OF THE BOARD OF DIRECTORS REPORT

      The Compensation and Option Committee (the "Committee") of the Board of Directors of the Company currently consists of Messrs. Lavotha and Cain, who were elected to this committee on January 16, 2004, neither of whom is an officer or employee of the Company. The Committee is responsible for evaluating the performance of management and determining the compensation for executive officers of the Company and for administering the Company's Incentive Plans under which grants may be made to employees of the Company. The Committee has furnished the following report on executive compensation for 2003:

      Under the supervision of the Committee, the Company has developed a compensation policy which is designated to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package for executive officers primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance awards payable in cash or stock and tied to the achievement of certain personal and corporate goals or milestones and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

      In determining the level and composition of compensation of each of the Company's executive officers, the Committee takes into account various qualitative and quantitative indicators of corporate and individual performance. Although no specific target has been established, the Committee generally seeks to set salaries comparable to those of peer group companies. In setting such salaries, the Committee considers its peer group to be certain companies in the biotechnology industries with market capitalizations similar to that of the Company. Such competitive group does not necessarily include the companies comprising the indexes reflected in the performance graph in this Proxy Statement. Because the Company is still developing technologies, the use of certain traditional performance standards (e.g., profitability and return on equity) is not currently appropriate in evaluating the performance of the Company's executive officers. Consequently, in evaluating the performance of management, the Committee takes into consideration such factors as the Company's achieving specified milestones or goals in its clinical development programs and the general progress of the Company's clinical trials. In addition, the Committee recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects and demonstrated leadership ability.

      Base compensation is established through negotiation between the Company and the executive officer at the time the executive is hired, and then subsequently adjusted when such officer's base compensation is subject to review or reconsideration. While the Company has entered into employment agreements with certain of its executive officers, such agreements provide that base salaries will be determined by the Committee after review. When establishing or reviewing base compensation levels for each executive officer, the Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility, and compensation levels of companies at a comparable stage of development who compete with the Company for business, scientific and executive talents. As stated above, such comparable companies are generally those with similar market capitalizations and are not necessarily among the companies comprising the industry or broad market indexes reflected in the performance graph in this Proxy Statement. No pre-determined weights are given to any one of such factors. The base salaries for the executive officers generally, and the Chief Executive Officer specifically, for fiscal 2003 were comparable to the Company's peer group companies.

      In addition to each executive officer's base compensation, the Committee may award cash bonuses and the Committee may grant awards under the Company's Incentive Plans to chosen executive officers depending on the extent to which certain defined personal and corporate performance goals are achieved. Such corporate performance goals are the same as discussed above.

      All employees of the Company, including its executive officers, are eligible to receive long-term stock-based incentive awards under the Company's Incentive Plans as a means of providing such individuals with a continuing proprietary interest in the Company. Such grants further the mutuality of interest between the Company's employees and its stockholders by providing significant incentives for such employees to achieve and maintain high levels of performance. The Company's Incentive Plans enhance the Company's ability to attract and retain the services of qualified individuals. Factors considered in determining whether such awards are granted to an executive officer of the Company include the executive's position in the Company, his or her performance and responsibilities, the amount of stock options, if any, currently held by the officer, the vesting schedules of any such options and the executive officer's other compensation. While the Committee does not adhere to any firmly established formulas or schedules for the issuance of awards such as options or restricted stock, the Committee will generally tailor the terms of any such grant to achieve its goal as a long-term incentive award by providing for a vesting schedule encompassing several years or tying the vesting dates to particular corporate or personal milestones.

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), added by the Revenue Reconciliation Act of 1993, places a $1.0 million cap on the deductible compensation that can be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under Section 162(m)(4)(c) of the Code are exempt from the cap and do not count toward the $1.0 million limit. Generally, stock options will qualify as performance based compensation. The Committee has discussed and considered and will continue to evaluate the potential impact of Section 162(m) on the Company in making compensation determinations, but has not established a set policy with respect to future compensation determinations.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      The annual base salary of Joseph S. Podolski, the Company's President and Chief Executive Officer remained at its 2002 level, $280,000, for 2003. Mr. Podolski did not receive any cash bonus in 2003. The Committee last year consisted of directors who no longer serve on the Company's board. Last year, the Company was seeking strategic alternatives and eventually approved and conducted a self tender offer that concluded in January 2004; therefore, no actions were taken with respect to the compensation for the Company's Chief Executive Officer or its other executive officers. Immediately following completion of the tender offer, four of the five members of the Company's board were replaced with four new directors, two of whom now serve on the Committee (and listed below). The new Committee members will continue to use criteria established by the Committee previously in determining Mr. Podolski's compensation in the future as well as other factors and criteria that this Committee determines is appropriate in setting compensation for the Company's Chief Executive Officer.

      The foregoing report is given by the following members of the Committee:

      Zsolt Lavotha, Chairman
      Daniel F. Cain

      The report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

      Set forth below is certain information concerning the executive officers of the Company, including the business experience of each during the past 5 years.


            NAME                AGE                       POSITION
            ----                ---                       --------
Joseph S. Podolski.........      57       President, Chief Executive Officer, and
                                          Director

Louis Ploth, Jr............      50       Chief Financial Officer, Vice President,
                                          Business Development, Secretary and Director

      Information pertaining to Messrs. Podolski and Ploth may be found in the section entitled "Directors."

COMPENSATION OF EXECUTIVE OFFICERS

   Summary Compensation Table

      The following table provides certain summary information concerning compensation paid or accrued during the last three years to the Company's President and Chief Executive Officer and to the Company's only other officer who had compensation in excess of $100,000 during the last fiscal year (the "Named Executive Officer"):

                                                 ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                                                                 RESTRICTED    SECURITIES
                                                                                   STOCK       UNDERLYING       ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR         SALARY          BONUS     AWARDS ($)    OPTIONS (#)    COMPENSATION(1)
      ---------------------------         ----        --------         -----     ----------    -----------    ---------------
Joseph S. Podolski ...............        2003        $280,000            --            --              --        $  6,000(2)
   President and Chief Executive          2002        $272,708            --      $ 26,500         275,000        $  6,000(2)
   Officer .......................        2001        $235,000            --            --          25,000        $  6,000(2)

Louis Ploth, Jr ..................        2003        $150,000            --            --              --                --
   Chief Financial Officer, Vice          2002        $150,000            --      $ 26,500              --                --
   President, Business Development        2001        $139,133            --            --          30,000                --
   and Secretary

----------

(1) During the periods indicated, perquisites for each individual named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.

(2) Represents car allowance.

   Option Grants in 2003

      There were no options granted to the President and Chief Executive Officer and the other Named Executive Officer during the fiscal year ended December 31, 2003 under the Company's Incentive Plans.

   Option Exercises and Holdings

      The following table sets forth information concerning option exercises and the value of unexercised options held by the President and Chief Executive Officer and the other Named Executive Officer of the Company named in the Summary Compensation Table as of the end of the last fiscal year:

                       AGGREGATED OPTION EXERCISES IN 2003
                     AND OPTION VALUES AT DECEMBER 31, 2003

                                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                       OPTIONS HELD AT                OPTIONS HELD AT
                                       SHARES                         DECEMBER 31, 2003             DECEMBER 31, 2003(1)
                                     ACQUIRED ON     VALUE      ----------------------------   ---------------------------
               NAME                  EXERCISE(#)  REALIZED($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                  -----------  -----------   -----------    -------------   -----------   -------------
Joseph S. Podolski.............          --          --          248,000          287,000           --             --
Louis Ploth, Jr................          --          --          102,700           24,000           --             --

----------

(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Company's Common Stock on December 31, 2003 was $1.85, based on the closing sales price on the Nasdaq Stock Market on December 31, 2003. Neither Messrs. Podolski nor Ploth have sold any shares of Common Stock they have received upon the exercise of options or shares purchased on the open market during their respective tenures as executive officers and directors of the Company.

   Equity Compensation Plan Information

      The following table provides information as of December 31, 2003, regarding compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

                                                                                      NUMBER OF SECURITIES REMAINING
                               NUMBER OF SECURITIES TO        WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                               BE ISSUED UPON EXERCISE       EXERCISE PRICE OF       UNDER EQUITY COMPENSATION PLANS
                               OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES SHOWN IN
     PLAN CATEGORY               WARRANTS AND RIGHTS        WARRANTS AND RIGHTS             THE FIRST COLUMN)
     -------------             -----------------------      --------------------     --------------------------------
  Equity compensation                 1,225,470                  $   5.98                        380,397
   plans approved by
    shareholders(1)

  Equity compensation                        --                        --                             --
 plans not approved by
      shareholders
                                      ---------                  --------                        -------
Total                                 1,225,470                  $   5.98                        380,397

----------

(1) Consists of shares of Common Stock issued or remaining available for issuance under the Incentive Plans and the 1996 Director Plan and 2000 Director Plan. The material terms of the 2000 Director Plan are described above under "Directors' Meetings and Compensation."

EMPLOYMENT AGREEMENTS

      The Company has employment agreements with Messrs. Podolski and Ploth which provide for current annual salaries of $300,000 and $190,000, respectively. The agreements provide that the Company will pay Messrs. Podolski and Ploth an annual incentive bonus as may be approved by the Board of Directors and that they are entitled to participate in all employee benefit plans sponsored by the Company.

      Mr. Podolski's employment agreement provides for automatic annual renewals each January unless terminated in writing by either party. If terminated for reasons other than cause, Mr. Podolski is entitled to receive his annual base salary and certain employment benefits for 1 year following termination. In addition, he is entitled to the following severance payments in the event he is terminated without cause or resigns for good reason within 12 months following a change of control: a cash lump sum payment equal to the present value of the aggregate amount of payments set forth below, in which the present value is determined as of the closing date of the change of control transaction (as if he was terminated or had resigned on such date). Mr. Podolski has agreed to defer payment of such amount, and in lieu of such lump sum payment, he will receive the payments listed in the following table. All of the payments listed below, other than the first payment made at the closing of a change of control, would be made out of an irrevocable Rabbi Trust which would be funded by the Company immediately prior to the closing of a change of control transaction:

AMOUNT OF PAYMENT                             PAYMENT DUE DATE
-----------------                             ----------------
Current base salary         On the closing of the change of control transaction
$150,000                    1st anniversary after closing
$150,000                    2nd anniversary after closing
$150,000                    3rd anniversary after closing
$150,000                    4th anniversary after closing
$125,000                    5th anniversary after closing
$ 75,000                    6th anniversary after closing

      Finally, Mr. Podolski is entitled to acceleration of all unvested options and an extension of the period of exercisability of his options for a 2 year period following the closing of a change of control transaction and is entitled to receive benefits coverage for a period of 12 months following his termination.

      Mr. Ploth's employment agreement expires in October 2004 with automatic annual renewals unless otherwise terminated by either party. If terminated for reasons other than cause, Mr. Ploth is entitled to salary and certain employment benefits for 6 months following termination.

      Mr. Ploth is entitled to receive a lump sum payment upon the closing of a change of control transaction, regardless of whether he is terminated or continues with the combined company, in an amount equal to his current base salary at the time of the closing. In addition, Mr. Ploth is entitled to acceleration of all unvested options and an extension of the period of exercisability of his options for a 2 year period following the closing of a change of control, and he is entitled to receive benefits coverage for a period of 12 months following closing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Zsolt Lavotha, who is standing for re-election to the Company's Board of Directors, previously served as President and Chief Executive Officer and a director of Lavipharm Corp., a private corporation wholly owned by Lavipharm S.A., a publicly traded Greek corporation, from December 1998 to April 2003. The Company entered into a definitive merger agreement with Lavipharm in October 2002. In addition, immediately following execution of the definitive merger agreement, the Company loaned $1 million to Lavipharm. The merger agreement terminated in March 2003, and Lavipharm paid off the loan with interest in its entirety in April 2003. Mr. Lavotha served in the capacities described above during these transactions.

PERFORMANCE GRAPH

      The following performance graph compares the performance of the Common Stock to the Nasdaq Combined Composite Index and to the Nasdaq Index of Pharmaceutical Companies. The graph covers the fiscal years ending December 31, 1998 to December 31, 2003. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1998 and that all dividends were reinvested.

                         5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG ZONAGEN, INC.,
                NASDAQ COMBINED INDEX AND NASDAQ PHARMAEUTICALS

                               [PERFORMANCE GRAPH]

                            1998          1999          2000          2001       2002        2003
                           ------        ------        ------        ------     ------      ------
ZONAGEN INC.               100.00         22.88         13.73         36.60       5.12        9.67
NASDAQ PHARMACEUTICALS     100.00        204.81        253.80        215.60     132.88      191.69
NASDAQ COMBINED INDEX      100.00        176.37        110.86         88.37      61.64       92.68

                  Assumes $100 invested on January 1, 1999 and
                              dividend reinvested
                      fiscal year ending December 31, 2003

      The foregoing stock price performance comparisons shall not be deemed incorporated by reference into this Proxy Statement or any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents certain information regarding the beneficial ownership of Common Stock as of July 31, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) the Company's Chief Executive Officer and the other Named Executive Officer, and
(iv) all directors and executive officers as a group. Except as described below, each of the persons listed in the table has sole voting and investment power with respect to the shares listed.

                                                                    AMOUNT AND
                                                                     NATURE OF
                                                                    BENEFICIAL
                                                                   OWNERSHIP OF       PERCENTAGE OF
                        NAME OF BENEFICIAL OWNER                  COMMON STOCK(1)       CLASS(2)
                        ------------------------                  ---------------     -------------
BVF Partners L.P.
   227 West Monroe, Suite 4800
   Chicago, Illinois 60606..................................           582,743(3)          11.7%

Daniel Cain.................................................             6,666(4)           *
Jean L. Fourcroy, M.D., Ph.D., M.P.H........................             6,666(4)           *
Zsolt Lavotha...............................................             6,666(4)           *
Nola E. Masterson...........................................                 0              *
Joseph S. Podolski..........................................           314,637(5)           6.0%
Louis Ploth.................................................           146,871(6)           2.9%
David Poorvin, Ph.D.........................................                 0              *
All directors and executive officers
   as a group (5 persons)...................................           481,506(4)-(6)       9.0%

----------

*  Does not exceed 1%.

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by such persons.

(2) In accordance with the rules of the Securities and Exchange Commission, each beneficial owner's percentage ownership assumes the exercise or conversion of all options, warrants and other convertible securities held by such person and that are exercisable or convertible within 60 days after July 31, 2004.

(3) Based on information contained in a Schedule 13G/A dated February 13, 2004, BVF Partners L.P. shares voting and dispositive power with respect to all of the shares listed above with its general partner, BVF Inc., on behalf of the following entities with which it shares voting and dispositive power in the following amounts: Biotechnology Value Fund, L.P., 221,443 shares; Biotechnology Value Fund II, L.P., 116,138 shares; BVF Investments, L.L.C., 217,862 shares; and Investment 10, L.L.C., 27,300 shares.

(4) Includes 6,666 shares issuable upon exercise of options, all with exercise prices of $2.40 per share.

(5) Includes (i) 300 shares of Common Stock which are held by certain of Mr. Podolski's family members and (ii) 222,456 shares of Common Stock issuable upon the exercise of options with exercise prices per share ranging between $2.72 to $8.38 and a weighted average of $6.48 per share. Mr. Podolski disclaims beneficial ownership of the shares owned by his family members.

(6) Includes 117,074 shares of Common Stock issuable upon the exercise of options with exercise prices per share ranging between $2.72 to $30.00 and a weighted average of $11.28 per share.

COMPENSATION AND OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation and Option Committee currently consists of Messrs. Lavotha and Cain, who were elected to this committee on January 16, 2004. During fiscal 2003, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors of the Company or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Commission. Officers, directors and greater than 10% stockholders are required by the Commission regulation to furnish the Company with copies of all such forms that they file.

      To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner.

                            PROPOSALS OF STOCKHOLDERS

      Any proposal of a stockholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices within a reasonable time before the Company begins to print and mail the proxy statement for next year's annual meeting to be considered for inclusion in such proxy statement relating to such meeting. Such proposal must also comply with the other requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, in order to be considered for inclusion in such proxy statement. Additionally, with respect to proposals not submitted for inclusion in the proxy statement, notice of the proposal must be received no less than 50 nor more than 75 days prior to next year's annual meeting, or the notice will be untimely and the proposal will not be considered at such annual meeting.

                              FINANCIAL INFORMATION

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES AND EXHIBITS THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO SECRETARY, ZONAGEN, INC., 2408 TIMBERLOCH PLACE, SUITE B-1, THE WOODLANDS, TEXAS 77380.

                                          By Order of the Board of Directors

                                          /s/ Louis Ploth, Jr.
                                          Louis Ploth, Jr.
                                          Secretary

August 27, 2004
The Woodlands, Texas

                                                                      APPENDIX A

                                  ZONAGEN, INC.

                             AUDIT COMMITTEE CHARTER

ARTICLE I. STATEMENT OF PURPOSE AND AUTHORITY

      The Audit Committee of Zonagen, Inc. is designated by the Board of Directors (the "Board") of Zonagen, Inc. (the "Company") for the purposes of:

      SECTION 1.1.Overseeing the accounting and financial reporting processes of the Company, audits of the financial statements of the Company and the integrity of the financial statements of the Company.

      SECTION 1.2. Monitoring the qualifications, independence and performance of the Company's independent auditors and internal audit function.

      SECTION 1.3. Overseeing the Company's compliance with legal and regulatory reporting requirements.

      SECTION 1.4. Preparing the Audit Committee report as required to be included in the Company's annual proxy statement under the rules of the Securities and Exchange Commission ("SEC").

      The Audit Committee is authorized to perform each of the duties enumerated herein and any other duties it considers necessary or advisable in order to carry out its oversight responsibilities, and it shall have access to all records of the Company related thereto. The Audit Committee may perform other functions as requested or approved by the Board.

      The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:
(i) compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation of any advisors employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

ARTICLE II. MEMBERSHIP

      The Audit Committee shall be appointed by the Board and shall be comprised of three or more directors as determined by the Board. Each member of the Audit Committee shall satisfy the independence requirements of the Nasdaq Stock Market or such other national exchange on which the Company may list its securities,
SECTION 10A(m) of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. Each member of the Audit Committee must be able to read and understand fundamental financial statements including a company's balance sheet, income statement and cash flow statement. The Audit Committee shall have at least one member who satisfies the requirements for an "audit committee financial expert" as provided under the rules promulgated by the SEC and at least one member who has past employment experience in finance or accounting (such as having been chief executive officer, chief financial officer or other senior financial officer with financial oversight responsibilities), requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

      No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company's annual proxy statement.

      The Board shall appoint the members of the Audit Committee annually, on the recommendation of the majority of the independent directors of the Board. The members of the Audit Committee shall serve until their successors are appointed and qualified, and shall designate a Chair of the Audit Committee who will be responsible for the scheduling of regular and special meetings and the functioning of the Audit Committee. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies, subject to such new members satisfying the independence, experience and financial expertise requirements. Except as expressly provided in this Charter or the bylaws of the Company, or as otherwise provided by law or the rules of the Nasdaq Stock Market, or such other national exchange on which the Company may list its securities, the Audit Committee shall fix its own rules and procedures.

ARTICLE III.  MEETINGS

      The Audit Committee shall meet at least quarterly and at other times, as circumstances may require, as determined by the Chairman of the Audit Committee or at the request of the Company's Chief Executive Officer or Chief Financial Officer, or the independent public accounting firm engaged by the Company to perform audit services on behalf of the Company (referred to in this Charter as the "independent auditor"). During these meetings, the Audit Committee shall meet with management, internal auditing personnel and the independent auditor to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee shall meet in executive session at least twice a year, and such executive session may fulfill the Audit Committee's quarterly meeting requirement. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

      The Audit Committee shall keep regular minutes of its proceedings. For the transaction of any business at any meeting of the Audit Committee, a majority of the members shall constitute a quorum. The Audit Committee shall take action by the affirmative vote of a majority of the Audit Committee members present at a duly held meeting. Unless otherwise restricted by the Corporation's Certificate of Incorporation or Bylaws, any action that may be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing, and the writing is filed with the minutes of proceedings of such committee.

ARTICLE IV. DELEGATION OF AUTHORITY OF THE BOARD OF DIRECTORS

      The Audit Committee shall have and may exercise all the powers and authority of the Board in the following matters:

            the authority, without approval of the Board, to engage independent counsel and other advisers as it determines necessary to carry out its duties;

            the authority, without approval of the Board, to determine appropriate funding for the payment of compensation to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report, to any independent counsel and other advisers engaged by the Audit Committee, and to various entities as a result of ordinary administrative expenses in carrying out the Audit Committee's duties;

            the direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditor shall report directly to the Audit Committee;

            the sole authority to approve the scope of engagement of the auditor (such approval constituting approval of each audit service within such scope of engagement) and to approve all audit engagement fees and terms;

            the responsibility to approve, in advance, all auditing services (which may include providing comfort letters in connection with securities underwritings), and non-audit services that are otherwise permitted by law (including tax services, if any) that are provided to the Company by the independent auditors; and the authority to delegate to one or more of its members the authority to preapprove auditing services and non-audit services that are otherwise permitted by law, provided that each such preapproval decision is presented to the full Audit Committee at a scheduled meeting.

ARTICLE V. RESPONSIBILITIES

      The Audit Committee shall have the following responsibilities:

      Charter

      SECTION 5.1. Review and reassess the adequacy of this Charter annually and recommend any changes to the Board.

      SECTION 5.2. Approve the form of the Charter to be included in the Company's proxy statement in accordance with the applicable rules and regulations of the SEC and the Nasdaq Stock Market.

      Audit Committee Report and Proxy Disclosures

      The Audit Committee shall prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement. In connection with the Audit Committee report, the Audit Committee shall:

      SECTION 5.3. Review with management and the independent auditor the annual audited financial statements, the accompanying auditor's opinion and other financial disclosures included in the Company's annual report on Form 10-K and its annual proxy statement, including the Management's Discussion and Analysis section contained in any such report, and the selection, application and disclosure of critical accounting policies and other financial reporting issues highlighted by management and the independent auditor.

      SECTION 5.4. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit. Such discussions shall also include the independent auditor's judgment about the quality of the Company's accounting principles, including such matters as accounting for significant transactions, significant accounting policies, estimates and adjustments, and disagreements with management.

      SECTION 5.5. Discuss with the independent auditor the independence of the independent auditor, giving consideration to the range of audit and non-audit services performed. In this connection, the Audit Committee is responsible for reviewing, at least annually, a formal written statement from the independent auditor delineating all relationships with the Company, consistent with Independence Standards Board Standard No. 1.

      SECTION 5.6. Recommend to the Board whether the Company's annual audited financial statements and accompanying notes should be included in the Company's Annual Report on Form 10-K.

      SECTION 5.7. Determine whether fees paid to the independent auditor are compatible with maintaining the independence of the independent auditor.

      Additional Authorizations

      In its discretion, the Audit Committee shall also have the authority to:

      SECTION 5.8. Conduct an annual evaluation of the Audit Committee's performance, which shall include a comparison of the performance of the Audit Committee with the requirements of this Charter. The performance evaluation shall be conducted in such manner as the Audit Committee deems appropriate.

      SECTION 5.9. Make regular reports to the Board concerning the activities of the Audit Committee and to make such recommendations with respect to its activities and other matters as the Audit Committee may deem necessary or appropriate.

      SECTION 5.10. To obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communication between the independent auditors and management such as any "management" letter or schedule of unadjusted differences.

      SECTION 5.11. Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as contingent liabilities and off-balance sheet structures, if any, on the Company's financial statements.

      SECTION 5.12. Discuss periodically with Company management the Company's major financial risk exposure and the steps implemented to monitor and control same, including a discussion of the appropriateness of existing guidelines and procedures in place to govern the risk assessment and management process. To the extent the Audit Committee determines that changes to such guidelines or procedures appear appropriate, to recommend such changes.

      SECTION 5.13. Discuss with management the types of information proposed to be disclosed in the Company's earnings press releases, as well as the type of financial information and earnings guidance, if any, to be provided to analysts and ratings agencies. Review of any news release containing the summary quarterly financial information of the Company (paying particular attention to the use of "pro-forma" or "adjusted non-GAAP information") and approval of same prior to its release and furnishing to the SEC.

      SECTION 5.14. To assist the Audit Committee in performing its duties to evaluate the independent auditing firm's qualifications, performance and independence, at least annually, obtain and review a report by the independent auditor describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent quality-control review, or peer review, of such firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years regarding one or more independent audits carried out by the firm, and any steps taken by such firm in respect of those issues; and (iii) all relationships between the independent auditor and the Company.

      SECTION 5.15. Review with the senior-most internal auditor and independent auditors the results of their reviews with respect to officers' expense accounts and perquisites, and their use of corporate assets.

      SECTION 5.16. Review major issues regarding accounting principles and financial statement presentations, including any significant changes to the Company's selection or application of auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management, and major issues as to the adequacy of the Company's internal controls and special audit steps adopted in light of material control deficiencies.

      SECTION 5.17. Meet with the independent auditor prior to the audit to review the planning procedures and staffing of the audit.

      SECTION 5.18. Review periodically (i) the experience, qualifications and performance of the senior members of the Company's internal auditing team and (ii) the internal audit activities, staffing and budget.

      SECTION 5.19. Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

      SECTION 5.20. Review the significant reports or communications (and management's and/or the internal audit department's responses thereto) prepared in connection with internal audits, including reports and communications related to the Company's internal controls over financial reporting and any deficiencies therein.

      SECTION 5.21. Review with the independent auditor any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the auditor and the Company's response to that letter. Such review should include:

            (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or significant disagreements with management;

            (b) any changes required in the planned scope of the internal and external audits; and

            (c)   the internal audit responsibilities, budget and staffing.

      SECTION 5.22. Discuss, as appropriate, with the national office of the independent auditor any issues on which such office was consulted by the Company's audit team and matters of audit quality and consistency.

      Auditing, Accounting and Financial Reporting Responsibilities

      SECTION 5.23. Prior to the filing of the Company's Form 10-Q, review with management and the independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," the selection, application and disclosure of critical accounting policies, and the results of the independent auditor's review of same.

      SECTION 5.24. Ensure that the independent auditor attests to, and reports on, the assessment of the effectiveness of the Company's internal control structure and procedures of the Company for financial reporting to be made as of the end of each of the Company's fiscal years included in each annual report of the Company as may be required in accordance with applicable law and the rules and regulations of the SEC.

      SECTION 5.25. Assure the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditing firm engaged by the Company as required by law.

      SECTION 5.26. Establish policies and procedures regarding the hiring of independent auditors.

      Legal Matters

      SECTION 5.27. Review with outside legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      SECTION 5.28. Meet with the Company's Chief Executive Officer and Chief Financial Officer from time to time at the request of either such officer, to permit such officers to provide the attestations or certifications required by the rules and regulations of the SEC or the Nasdaq Stock Market.

      SECTION 5.29. Advise the Board with respect to the Company's policies and procedures regarding conflicts of interest and compliance with material laws and regulations.

      SECTION 5.30. Approve all related-party transactions between the Company and management.

      SECTION 5.31. Establish policies regarding hiring employees or former employees of the independent auditors engaged by the Company.

ARTICLE VI. OVERSIGHT RESPONSIBILITY TO REVIEW REPORTS

      SECTION 6.1. Establish procedures for legal counsel to report evidence of any material violation of securities laws or breach of fiduciary duties or similar violations by the Company or any of its agents.

      SECTION 6.2. Establish procedures to promote and protect whistleblowing, including procedures for:

            (a) Receiving, retaining and addressing complaints received by the Company relating to accounting, internal accounting controls or auditing matters, and

            (b) Enabling employees of the Company to submit to the Audit Committee, on a confidential and anonymous basis, any concerns regarding questionable accounting or auditing matters.

      SECTION 6.3. Consider the report of the Company's independent auditor regarding:

            (a)   All critical accounting policies and practices to be used;

            (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company , ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

            (c) Other written communications between the independent auditor and management of the Company, such as any management letter or schedule of unadjusted differences.

      SECTION 6.4. To inquire of the Company's Chief Executive Officer and Chief Financial Officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

SECTION 6.5.  Discuss with management and the independent auditors:

            (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

            (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

      SECTION 6.6. Review disclosures made by the Company's Chief Executive Officer and Chief Financial Officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

      Although the Audit Committee has the authority and responsibilities set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to certify the Company's financial statements. This is the responsibility of management and the independent auditor.

                                                                      APPENDIX B

                                  ZONAGEN, INC.

                             2004 STOCK OPTION PLAN

      1. PURPOSE. This 2004 Stock Option Plan (the "Plan") of Zonagen, Inc. (the "Company"), for officers, directors, key consultants and other key personnel, is intended to advance the best interest of the Company by providing such persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in recognition of their continued contributions to the success of the Company.

      2.    ADMINISTRATION.

            (a) The Plan shall be administered by a committee (the "Committee") comprised of at least two members of the Board of Directors of the Company (the "Board"), which Committee shall be appointed by the Board; provided, however, to the extent that by reason of the position or relationship of any director or employee to the Company, Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), applies to the director or employee, or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") applies to the Company, the Committee shall be comprised of not less than two members of the Board who are "non-employee directors" as defined under rules and regulations promulgated under Section 16(b) of the Exchange Act and who are "outside directors" as defined in Section 162(m) of the Code and the regulations promulgated thereunder. No member of the Committee shall vote or act upon any matter relating solely to himself. The Board shall have the power from time to time to fill vacancies on the Committee arising by resignation, death, removal, or otherwise.

            (b) The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee, and a vote of a majority of the members of the Committee shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, by the unanimous written consent given by its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except if resulting from his own gross negligence or willful misconduct.

            (c) Subject to the foregoing, all questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of the Committee. The Committee, in the exercise of this power, may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in a manner and to the extent that it may deem necessary or expedient to make the Plan fully effective. The Committee may, at the expense of the Company, employ legal counsel and such other professional advisors as it may deem desirable for the Plan and may rely on advice received from such counsel or advisors. When appropriate, the Plan shall be administered in order to qualify certain of the Options granted hereunder as Incentive Stock Options described in
      Section 5 of the Plan.

      3. OPTION SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.001 par value (the "Stock"). The total amount of Stock with respect to which Options may be granted shall not exceed in the aggregate 750,000 shares; provided, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 16 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that any outstanding Option shall be surrendered or expire or terminate for any reason, or the unvested portion of any outstanding Option shall terminate by reason of the severance of employment of the optionee for any reason, the shares of Stock allocable to the unexercised portion of such surrendered, expired or terminated Option, or the shares of Stock allocable to such terminated unvested portion of such Option, may again be subject to an Option under the Plan.

      4.    ELIGIBILITY.

            (a) The individuals who shall be eligible to participate in the Plan shall be such members of the Board, non-employee consultants and key employees (including such officers who may be members of the Board) of the Company or directors, non-employee consultants and key employees of any parent or subsidiary corporation (as defined below), as the Committee shall determine from time to time; provided, however, that any such individual who is not an employee of the Company, or its parent or subsidiary corporation, shall not be eligible to receive an Option which is an Incentive Stock Option described in Section 5 of the Plan, and further provided that no such employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation employing the employee, or of its parent or subsidiary corporation, shall be eligible to receive an Option which is an Incentive Stock Option described in Section 5 of the Plan, unless, at the time that such Option is granted, the option price is at least one hundred ten percent (110%) of the fair market value of the Stock at the time the Option is granted and the Option, by its own terms, is not exercisable after the expiration of five years from the date such Option is granted. For purposes of the preceding sentence, the attribution rules under
      Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code"), shall apply for purposes of determining an employee's percentage ownership.

            (b) Except as otherwise provided, for all purposes of the Plan, the term "parent corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and the term "subsidiary corporation" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations other than the last corporation in the chain owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      5. AUTHORITY TO GRANT OPTIONS. The Committee may grant the following options from time to time to such eligible individuals as it shall from time to time determine:

            (a) Incentive Stock Options. The Committee may grant to an eligible employee an Option (or Options) to buy a stated number of shares of Stock under the terms and conditions of the Plan, so that the Option shall be an "incentive stock option" within the meaning of Section 422 of the Code.

            (b) Non-Incentive Stock Options. The Committee may grant to an eligible member of the Board, non-employee consultant or key employee an Option (or Options) to buy a stated number of shares of Stock under the terms and conditions of the Plan, even though such Option shall not be an "incentive stock option" within the meaning of Section 422 of the Code.

Subject only to any applicable limitations set forth in the Plan, the number of shares of Stock to be covered by any Option and the manner in which options shall vest shall be as determined by the Committee.

      6.    OPTION PRICE.

            (a) The price at which shares may be purchased pursuant to an Option which is an Incentive Stock Option shall be at least one hundred percent (100%) of the fair market value of the shares of Stock on the date such Option is granted. In the case of any employee described in Section 4 hereof who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Section 4), the Option price at which shares may be so purchased pursuant to any Option which is an Incentive Stock Option granted hereunder shall be not less than one hundred ten percent (110%) of the fair market value (as defined below) of the Stock on the date such Option is granted.

            (b) The price at which shares may be purchased pursuant to an Option which is a Non-Incentive Stock Option shall be specified by the Committee at the time such Option is granted, and, except as otherwise provided under the Plan, may be less than, equal to, or greater than the fair market value of the shares of Stock on the date such Option is granted. Notwithstanding the preceding sentence, the price at which shares may be purchased pursuant to an Option which is a Non-Incentive Stock Option shall not be less than eighty-five percent (85%) of the fair market value of the shares of Stock on the date such Option is granted.

            (c) To the extent that Section 162(m) of the Code applies to the Company and Options granted under the Plan, the exercise price of shares of Stock subject to Options granted on or after such application date shall be at least equal to the "fair market value" (as defined in Section
      6) of the underlying shares of Stock on the date of grant, and the number of shares of Stock subject to Options granted to any optionee during the term of the Plan that extends on or after such application date shall not exceed $1,000,000. In all events, determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder.

            (d) For purposes of this Plan, the "fair market value" of a share of Stock at any particular date shall mean the closing price of a share of Stock on that date as reported on any officially recognized exchange or the closing bid price in the over-the-counter-market, provided that if no shares of Stock were traded on any officially recognized exchange or over-the-counter-market on that date, or if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable in order to comply with or conform to the requirements of any applicable law, governmental regulation or ruling of the Internal Revenue Service or the Securities and Exchange Commission, the Committee may provide for another means for determining such fair market value.

      7. DURATION OF OPTIONS. No Option which is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee in its discretion may provide that such Option shall be exercisable, in whole or in part, during such ten-year period or during any shorter period of time. In the case of any employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation (described in Section 4), no Option which is an Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Option which is a Non-Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted; and the Committee, in its discretion, may provide that such Option shall be exercisable, in whole or in part, throughout such ten-year period or during any shorter period of time.

      8. MAXIMUM VALUE OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. Notwithstanding any other provisions of the Plan to the contrary, the aggregate fair market value (determined as of the date the Option is granted) of the Stock, for which an optionee may be granted Incentive Stock Options, with respect to which Options are first exercisable by the optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation(s) thereof) shall not exceed $100,000.

      9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time and in part or as a whole, as the Committee in its discretion may provide. For purposes of the preceding sentence, any Option shall be deemed to be outstanding until such Option is exercised in full or expires by reason of time; provided, however, any Option may be cancelled by the mutual assent of the Committee and the optionee. Notwithstanding any other provision of the Plan to the contrary, except in any case in which the Committee determines to waive the requirement of this sentence in its discretion for any reason or no reason whatsoever, no Option may be exercised to purchase less than 100 shares unless the optionee holds less than 100 shares, in which event all shares held must be exercised.

      10.   EXERCISE OF OPTIONS.

            (a) Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised and, subject to the subsequent provisions hereof, the address to which the certificates representing shares of the Stock issuable upon the exercise of such Option are to be mailed. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment of the option price of such shares of Stock, which payment shall be made in cash or by cashier's check, certified check, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the option price of such shares of Stock. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case, delivery shall be deemed made on the date such notice is deposited in the mail. In its sole and absolute discretion, the Committee may require, as an additional condition to the issuance of Stock upon exercise of an Option, that the optionee furnish the Committee with an executed copy of a stock purchase agreement and/or stock voting agreement in such form as may be required by the Committee at the time notice of exercise is delivered to the Company. In addition, the Committee may request that there be presented to and, filed with it, such evidence as it may deem necessary to establish that the shares of Stock to be purchased are being acquired for investment and not with a view as to their distribution. Also, the Committee may require an additional amount payable (in the form stated above) equal to any federal, state or local taxes which the Committee, with the advice of legal counsel, deems necessary or appropriate to be withheld in connection with the exercise of an Option hereunder.

            (b) Alternatively, unless otherwise specified in the Option, payment of the option price may be made, in whole or in part, in shares of Stock previously issued to the optionee or in shares of Stock to be received upon exercise of the Option. Unless otherwise specified in the Option, by requesting the Company to automatically apply shares received upon the exercise of any portion of an Option to satisfy the exercise price for an additional portion of the Option, an optionee may receive the actual value of the Option (the difference between the aggregate exercise price and the fair market value of the Stock subject to the Option) in shares of Stock without making any payment other than surrender (through exercise) of the Option. If payment is made, in whole or in part, in shares of Stock, then the optionee shall deliver to the Company, in payment of the option price of the shares of Stock with respect to which such Option is exercised, (i) certificates registered in the name of such optionee representing a number of shares of Stock legally and beneficially owned by such optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not greater than the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii), if the option price of the shares of Stock with respect to which such Option is to be exercised exceeds such fair market value, cash or a cashier's check, certified check, or postal or express money order payable to the order of the Company in an amount (in United States dollars) equal to the amount of such excess.

            (c) As promptly as practicable after the receipt by the Company of
      (i) such written notice from the optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised, (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section 10, (iii) a fully executed stock purchase agreement and/or stock voting agreement in the form required by the Committee, if any is so required, (iv) such evidence of intent to acquire such Stock for investment as may be required by the Committee, and
      (v) an amount equal to any federal, state or local taxes which the Committee deems necessary or appropriate to be withheld incident to the exercise of an Option hereunder, the Company shall cause to be delivered to such optionee (or to a specified escrow agent if so required under the terms of any applicable stock purchase agreement and/or stock voting agreement), certificates representing the number of shares of Stock with respect to which such Option has been so exercised; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company has deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this
      Section 10, or to the trustee, escrow agent or other designated person if the Committee requires the execution of a stock purchase agreement and/or stock voting agreement as a condition of purchase.

      11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him or his duly appointed legal representative in the event of any disability or incapacity of the optionee.

      12.   TERMINATION OF OPTIONS.

            (a) Subject to the subsequent provisions of this Section 12, unless otherwise provided in the Option, upon severance of the employment relationship between the Company and the optionee for any reason, for or without cause, any unexpired Options granted to the optionee under the Plan shall terminate as of 12:01 a.m. Central Time in the State of Texas on such severance date with respect to any portion thereof that is not then vested and the unvested shares subject to the Option shall be immediately forfeited and shall again be subject to Section 3. After the death of the optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to its termination or expiration, to exercise the Option to the extent to which the deceased optionee was entitled to exercise such Option immediately prior to the optionee's death, except that the provisions of Section 12(b) shall continue to apply to the option holder following the death of the optionee. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be determined by the Committee at the time thereof. Similarly, except as otherwise provided in the Option, any Option granted to an individual (who is a member of the Board or a consultant and not an eligible employee described in Section 4) shall terminate on the date the optionee ceases to be a member of the Board or ceases to provide consulting services, as applicable, for whatever reason and has no employment relationship described in Section 4.

            (b) In the event that an Option holder performs any intentionally harmful act with respect to the Company or any parent corporation or subsidiary corporation described in Section 4(c), then all unexercised Options may be terminated at the discretion of the President. An intentional harmful act would include (without limitation) misappropriation or theft of assets from the Company, or any illegal or intentional act or omission that is determined by a majority of the members of the Board (in a vote taken at a meeting or pursuant to written consents) to be an act or omission that may damage the reputation of the Company or any parent or subsidiary corporation described in the immediately preceding sentence. Accidental acts or omissions, minor errors in judgment, or any termination of employment will not qualify as "intentionally harmful acts."

            (c) An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming a stock option in a transaction to which
      Section 424(a) of the Code applies, or by a parent or subsidiary corporation of such corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations specified in Section 4 of the Plan, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

            (d) Upon dissolution or liquidation of the Company, or in the event of bankruptcy of the Company, all unexercised Options shall terminate as of 12:01 a.m. Central Time in the State of Texas on the effective date of such dissolution, liquidation or bankruptcy.

      13. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the issuance of such shares could constitute a violation by the optionee or the Company of any provision of any law, statute, or regulation of any Federal, State or other governmental authority. Specifically, in connection with the Securities Act of 1933 (as now in effect or hereafter amended, the "Act"), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment, and not with a view to the distribution thereof, and that such shares of Stock may otherwise be issued without registration under such Act or State securities laws. Any determination in this regard by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

      14. NO RIGHTS AS SHAREHOLDER. No optionee shall have rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

      15.   EMPLOYMENT OR DIRECTORSHIP OR CONSULTANT OBLIGATION.

            (a) The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an Option has been granted to him.

            (b) The granting of any Option shall not impose upon the Company, the Board, or any other directors of the Company, any obligation to nominate any optionee for election as a director, and the right of the stockholders of the Company to terminate any person as a director shall not be diminished or affected by reason of the fact that an Option has been granted to him.

            (c) The granting of any Option shall not impose upon the Company any obligation to engage or continue the engagement of any optionee who is a consultant; and the right of the Company to terminate the engagement of any consultant shall not be diminished or affected by reason of the fact that an Option has been granted to him.

      16.   CHANGES IN THE COMPANY'S CAPITAL STRUCTURE AND CHANGES IN CONTROL.

            (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of, or affecting, the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            (b) If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

            (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving corporation, each holder of an outstanding Option, upon exercise of such Option, shall be entitled to receive (at no additional cost but subject to any required action by stockholders) in lieu of the number and class of shares of Stock with respect to which such Option is exercisable, the number and class of shares of stock (or other securities or consideration) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the same number and class of shares of Stock which he would have otherwise received upon exercise of such Option.

            (d) Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or the conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

            (e) Unless otherwise provided in the optionee's Option, in the event of a "change in control" (as defined below), (i) after the effective date of such change in control, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive at no additional cost, in lieu of shares of Stock, shares of such stock (or other securities or consideration) as the holders of shares of Stock received pursuant to the terms of the change in control; and (ii) any limitations set forth in or imposed pursuant to Section 9 hereof shall automatically lapse so that all Options, from and after a 30-day period preceding the effective date of such change in control, shall be fully vested and exercisable in full until such Options terminate or expire pursuant to the terms of the Plan and such Options. "Change in control" shall mean the occurrence of any of the following events:

                  (i) The consummation of any of the following transactions: (1)
            any merger, consolidation, share exchange or other business combination of the Company with or into another corporation or other entity, whether or not the Company is the surviving entity, or any acquisition of securities or assets of another entity by the Company, or any reorganization, reverse stock split, recapitalization or similar transaction, if following such transaction (A) more than fifty percent (50%) of the combined voting power of the then outstanding equity securities of the entity resulting from such transaction entitled to vote (or upon conversion, exchange, exercise or any other event, would be entitled to vote) generally in the election of directors (or the equivalent of directors) ("Voting Securities") is not beneficially owned, directly or indirectly, by the persons or entities who were the beneficial owners (the "Existing Majority") of at least fifty percent (50%) of the then outstanding Voting Securities of the Company immediately prior to such transaction, or (B) the Existing Majority is not entitled to elect at least a majority of the members of the board of directors (or its equivalent) of the entity resulting from the transaction; or (2) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all, or substantially all, of the assets of the Company, whether or not the Company continues in business with the proceeds of any such sale; or (3) the liquidation or dissolution of the Company; or

                  (ii) A transaction in which any person or entity (other than the Company, or any profit-sharing, employee stock ownership or other employee benefit plan sponsored by the Company or any affiliate, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities) shall (1) purchase any Voting Securities of the Company for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (2) become the beneficial owner, directly or indirectly (in one transaction or series of transactions), of more than fifty percent (50%) of the then outstanding Voting Securities of the Company; or

                  (iii) If, during any period of two consecutive years,
            individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority of the Board.

      17. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees, directors or consultants of other corporations who are about to become employees, directors or consultants of the Company as the result of a merger, consolidation of the employing corporation with the Company, acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of the Company at the time of grant may deem appropriate in order to conform them, in whole or in part, to the provisions of the stock options for which such substitute options are granted; provided, however, with respect to any stock options which are Incentive Stock Options, no such variation shall adversely affect the status of any substitute option as an Incentive Stock Option described in Section 5 of the Plan.

      18. AMENDMENT OR TERMINATION OF PLAN. The Board may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (i) change the aggregate number of shares which may be issued under Options granted pursuant to the provisions of the Plan; (ii) reduce the option price at which Options may be granted, or otherwise materially increase the benefits accruing to optionees under the Plan;
(iii) change the class of persons eligible to receive Options; or (iv) otherwise cause the Plan to comply with the rules and regulations promulgated under
Section 16(b) of the Exchange Act, if applicable; provided, however, that the Board shall have the power to make such changes in the Plan (and in the regulations and administrative provisions thereunder) or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an Incentive Stock Option described in Section 5 of the Plan, or such other stock option as may be described in the Code, from time to time, so as to receive preferential federal income tax treatment.

      19. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the optionee and by the President of the Company for and in the name and on behalf of the Company. The option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable. Subject to the following sentence, the Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Option theretofore granted, prospectively or retroactively, with the consent of any optionee. Provided, however, the Committee shall have no authority or power to take any action described in the immediately preceding sentence to the extent that such action could result in failure of payments under an Option to qualify as "performance based compensation" as defined in Section 162(m) of the Code where such payments otherwise would have qualified as such performance based compensation with respect to any employee of the Company or any parent or subsidiary if, as of the close of the taxable year, such employee is the chief executive officer of such entity or an individual acting in such capacity, or the total compensation of such employee for the taxable year is required to be reported to stockholders under the Securities Exchange Act of 1934 (as now in effect or hereafter amended) by reason of such employee being among the four (4) highest compensated officers for the taxable year (other than the chief executive officer).

      20. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with, or arising out of, any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board, whether or not he continues to be such member of the Committee and the Board at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board, or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and, provided further, that no right of indemnification under the provisions set forth herein shall be available to, or enforceable by, any such member of the Committee and the Board unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board, and shall be in addition to all other rights to which such member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

      21. NO GUARANTEE OF TAX CONSEQUENCES. Neither the Company nor the Committee makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person participating or eligible to participate in the Plan. Option holders shall be responsible for all tax consequences related to holding of any vested or nonvested Options or the exercise of Options.

      22. SEVERABILITY. In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

      23. GENDER, TENSE AND HEADINGS. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

      24. GOVERNING LAW. The provisions of this Plan shall be construed according to the laws of the State of Delaware, except as superseded by federal law, and in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority. Furthermore, certain provisions of this Plan are intended to comply with applicable requirements for Incentive Stock Options, as described in Section 5 of the Plan, and shall be construed accordingly.

         25. EFFECTIVE DATE OF PLAN. The Plan shall become effective and shall be deemed to have been adopted on February 24, 2004, if within one year of that date it shall have been approved by the holders of at least the majority of the outstanding Stock. No Option shall be granted pursuant to the Plan after one day less than ten years after the date that the Plan was adopted by the Board or the date the Plan was approved by the stockholders of the Company, whichever is earlier.

                              PROXY - ZONAGEN, INC.

                       THE ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Joseph S. Podolski and Louis Ploth, Jr. or their designees as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the Marriott New York East Side Hotel, 525 Lexington Avenue, New York, New York, September 29, 2004, at 1:00 p.m. Eastern Standard Time, and any adjournments thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicated below.

      The shares of stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the election of the nominees for director, FOR the approval of the Company's 2004 Stock Option Plan and FOR ratification of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be voted on reverse side.)

                                  ZONAGEN, INC.

[ ] Mark this box with an X if you have made changes to your name or address details above.

                            ANNUAL MEETING PROXY CARD

A. ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees:

                                                              FOR      WITHHOLD
01 - Joseph S. Podolski                                       [ ]        [ ]
02 - Louis Ploth, Jr.                                         [ ]        [ ]
03 - Daniel F. Cain                                           [ ]        [ ]
04 - Jean L. Fourcroy, M.D., Ph.D., M.P.H.                    [ ]        [ ]
05 - Zsolt Lavotha                                            [ ]        [ ]
06 - Nola Masterson, M.S.                                     [ ]        [ ]
07 - David Poorvin, Ph.D.                                     [ ]        [ ]

B. ISSUES

The Board of Directors recommends a vote FOR the following proposals:

2. To approve the Company's 2004 Stock Option Plan.

FOR                                 AGAINST                            ABSTAIN

[ ]                                   [ ]                                [ ]

3. To ratify the election of PricewaterhouseCoopers LLP as the Company's registered independent public accounting firm for the fiscal year ended December 31, 2004.

FOR                                 AGAINST                            ABSTAIN

[ ]                                   [ ]                                [ ]


C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature         Signature 2 - Please keep signature
within the box                              within the box

___________________________________         ____________________________________

Date (mm/dd/yyyy)__________________